Exhibit 99.1 JELD-WEN Windows and Doors JELD-WEN Announces Preliminary Financial Results for the Third Quarter of Fiscal 2018 and Date of Conference Call October 15, 2018 CHARLOTTE, N.C.--(BUSINESS WIRE)-- JELD-WEN Holding, Inc. (NYSE: JELD) today announced preliminary third quarter 2018 revenue and adjusted EBITDA estimates and revised its outlook for full-year 2018 results. Additionally, the company announced the date of its third quarter 2018 earnings conference call. Preliminary Third Quarter Summary Net revenues of $1.130 billion to $1.140 billion, an increase of 14.0% to 15.0% compared to the same period last year Adjusted EBITDA of $130 million to $135 million, improved compared to $128.2 million in the same period a year ago, but below the company’s previous outlook of $143 million to $153 million Third quarter results were negatively affected by lower than expected revenues and related operational inefficiencies in North America and Europe, as well as from unfavorable channel mix impacting price realization Repurchased 1.4 million shares during the quarter for $36.6 million, bringing year-to-date repurchases to 3.1 million shares for $83.6 million “While disappointed in our preliminary third quarter results, I am encouraged with the progress we are making across all aspects of the business,” said Gary S. Michel, president and chief executive officer. “With our service issues behind us, we are working diligently to strengthen relationships with our key customers, while establishing new opportunities for our products, and increasing the speed with which we are deploying the tools of our business operating system, the JELD-WEN Excellence Model or JEM.” Additionally, the company expects third quarter results to include a charge of $76.5 million for a litigation contingency related to a recent court ruling in its ongoing antitrust and trade secrets litigation with Steves & Sons, Inc. The charge reflects the judgment anticipated to be entered against the company, including the trebling of $12.2 million of past damages under the Clayton Act and estimated legal fees. While the company continues to maintain that it has not violated any antitrust laws and intends to appeal any adverse judgment, recent rulings in the case have now provided sufficient detail for the company to estimate future liabilities if the appeal process is unsuccessful. Further details on this litigation contingency will be disclosed in the company’s next quarterly report on Form 10-Q. Updated Full-Year 2018 Guidance The company also revised its outlook for full year 2018: Consolidated net revenue growth of 15% to 17%, compared to prior expectations of 16% to 18% Adjusted EBITDA of $455 million to $470 million, compared to prior outlook of $500 million to $520 million Capital expenditures of $100 million to $110 million, compared to previous expectations of $100 million to $120 million Mr. Michel added, “Now that I have been in my role as CEO for a full quarter, I have identified more areas of our operations that need process improvement and improved execution. While I continue to have confidence in the long-term growth and margin potential of the business, as a result of my ongoing assessment of our capabilities and taking into account our preliminary third quarter results, we have lowered our expectations for our 2018 financial results. I believe that our inconsistent financial performance in 2018 is due to a lack of focus on execution and process discipline in parts of our organization, which are capabilities we can fix. We have a great set of assets, a strong portfolio of brands, and an experienced team of leaders. I view our 2018 financial performance headwinds as temporary in nature, and I am encouraged about our future. As we look to grow core revenues and improve margins, I believe we will exit 2018 as a stronger company, with a more diversified revenue base and greater focus on the customer. Furthermore, our third quarter results and revised guidance underscore the need to permanently reduce the fixed cost structure of our business. As such, within the next month we expect to provide details of a global initiative to rationalize our manufacturing facilities, which will simplify operational complexity, improve service levels, reduce our fixed overhead costs and position the company for sustained growth.” Conference Call Information JELD-WEN management will host a conference call at 8:00 am EST on Tuesday, November 6, 2018 to discuss the company’s third quarter 2018 financial results. The conference call can be accessed by dialing 1-877-407-9208 (domestic) or 1-201-493-6784 (International). A telephone replay will be available approximately two hours after the call by dialing 1-844-512-2921 or for international callers, 1-412-317-6671. The passcode for the replay is 13683842. The replay will be available until 11:59 pm EST, November 20, 2018. Interested investors and other parties can also listen to a webcast of the live conference call by logging onto the Investor Relations section of the company’s website at http://investors.jeld-wen.com. The online replay will be available for 30 days on the same website immediately following the call. To learn more about JELD-WEN, please visit the company’s website at http://investors.jeld-wen.com. About JELD-WEN JELD-WEN, founded in 1960, is one of the world’s largest door and window manufacturers, operating manufacturing facilities in 20 countries located primarily in North America, Europe and Australia. Headquartered in Charlotte, N.C., JELD-WEN designs, produces and distributes an extensive range of interior and exterior doors, wood, vinyl and aluminum windows and related products for use in the new construction and repair and remodeling of residential homes and non-residential buildings. JELD-WEN is a recognized leader in manufacturing energy-efficient products and has been an ENERGY STAR®Partner since 1998. Our products are marketed globally under the JELD-WEN® brand, along with several market-leading regional brands such as Swedoor® and DANA® in Europe and Corinthian®, Stegbar®, and Trend® in Australia. Forward-Looking Statements This press release contains certain “forward-looking statements” regarding business strategies, market potential, future financial performance, the potential of our categories and brands, our outlook for the third quarter and full year 2018, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our Annual Reports on Form 10-K, and our Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for the third quarter and full year 2018 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; continued inflation in materials and freight costs; no further changes in foreign currency exchange and tax rates; successful integration of recent acquisitions; and our future business plans. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release. Non-GAAP Financial Information This press release presents certain “non-GAAP” financial measures. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of non-GAAP financial measures used in this press release to their nearest comparable GAAP financial measures is included in the tables at the end of this press release. The company provides certain guidance solely on a non-GAAP basis because the company cannot predict certain elements that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. While management is not able to specifically quantify the reconciliation items for forward-looking non-GAAP measures without unreasonable effort, management bases the estimated ranges of non-GAAP measures for future periods on its reasonable estimates of such factors as assumed effective tax rate, assumed interest expense, and other assumptions about capital requirements for future periods. We use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, and Adjusted EPS because we believe they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends because they exclude the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. We use Adjusted EBITDA and Adjusted EBITDA margin to measure our financial performance and also to report our results to our board of directors. Further, our executive incentive compensation is based in part on Adjusted EBITDA. In addition, we use Adjusted EBITDA as calculated herein for purposes of calculating compliance with our debt covenants in certain of our debt facilities. Adjusted EBITDA should not be considered as an alternative to net income as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income (loss), eliminating the impact of the following items: loss from discontinued operations, net of tax; (gain) loss on sale of discontinued operations, net of tax; equity (earnings) loss of non-consolidated entities; income tax; depreciation and amortization; interest expense, net; impairment and restructuring charges; (gain) loss on sale of property and equipment; share-based compensation expense; non-cash foreign exchange transaction/translation (income) loss; other non-cash items; non-recurring, extraordinary items; other items; and costs related to debt restructuring, debt refinancing, and the Onex investment. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenues. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP.

Due to rounding, numbers presented throughout this document may not sum precisely to the totals provided and percentages may not precisely reflect the absolute figures. View source version on businesswire.com: https://www.businesswire.com/news/home/20181015005907/en/ JELD-WEN Holding, Inc. Christopher Teachout, 704-378-7007 Investor Relations Manager investors@jeldwen.com Source: JELD-WEN Holding, Inc.